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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act File Number: 811-10481

                 Cohen & Steers Quality Income Realty Fund, Inc.
               (Exact name of registrant as specified in charter)

                      757 Third Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                                Robert H. Steers
                     Cohen & Steers Capital Management, Inc.
                                757 Third Avenue
                            New York, New York 10017
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (212) 832-3232

                      Date of fiscal year end: December 31

                   Date of reporting period: December 31, 2003



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Item 1. Reports to Stockholders.

The registrant's annual report to shareholders, for the period ended December 31, 2003, is hereby included.

Item 2. Code of Ethics.

On February 5, 2004, the registrant adopted a code of ethics that applies to the registrant's principal executive and principal financial officers. A copy of the code of ethics is attached as Exhibit 10(a)(1).

Item 3. Audit Committee Financial Expert.

The registrant's audit committee has determined that it does not currently have an audit committee financial expert serving on its audit committee. Although no single audit committee member possesses the attributes necessary for qualification as an audit committee financial expert, several members have significant experience in the management of their personal assets and the assets of the businesses with which they are or have been associated. All members of the audit committee are also financially literate and have the necessary education and experience to be effective members of the audit committee. In addition, the registrant's nominating committee intends to recommend the appointment and election of an additional director who will qualify as an audit committee financial expert and the registrant's board will consider this nomination at a future meeting.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate audit fees billed by the registrant's principal accountant to the registrant were $114,229 for the fiscal year ended December 31, 2002 and $74,151 for the fiscal year ended December 31, 2003.

(b) Audit-Related Fees. The aggregate audit-related fees billed by the registrant's principal accountant to the registrant were $45,000 for the fiscal year ended December 31, 2002 and $40,000 for the fiscal year ended December 31, 2003. These fees were billed in connection with the preparation and issuance of certification reports to rating agencies relating to the registrant's preferred shares.

(c) Tax Fees. The aggregate tax fees billed by the registrant's principal accountant to the registrant were $5,000 for the fiscal year ended December 31, 2002 and $9,300 for the fiscal year ended December 31, 2003. These fees were billed in connection with the preparation of tax returns, calculation and designation of dividends and other miscellaneous tax services.

(d) All Other Fees. There were no other fees billed by the registrant's principal accountant to the registrant for the fiscal years ended December 31, 2002 and December 31, 2003.

For the fiscal year ended December 31, 2002, the aggregate fees billed by the registrant's principal accountant to the registrant's investment adviser for services provided by the principal accountant were $46,000. These fees were billed in connection with internal control reviews and AIMR performance reviews and were not required to be approved pursuant to paragraph



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(c)(7)(ii) of Rule 2-01 of Regulation S-X since this portion of the Rule was not effective until 2003.

For the fiscal year ended December 31, 2003, the aggregate fees billed by the registrant's principal accountant to the registrant's investment adviser for services provided by the principal accountant and approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X were $49,500. These fees were billed in connection with internal control reviews and AIMR performance reviews.

(e)(1) Before the registrant's principal accountant is engaged to render audit or non-audit services to the registrant and non-audit services to the registrant's investment adviser and its affiliates, each engagement is approved by the registrant's audit committee.

(e)(2) None.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant's principal accountant for services rendered to the registrant and the registrant's investment adviser and its affiliates were $96,000 for the fiscal year ended December 31, 2002 and $98,800 for the fiscal year ended December 31, 2003.

(h) This item was not applicable for the fiscal year ended December 31, 2003 since no such non-pre-approved services were rendered. For the fiscal year ended December 31, 2002, the registrant's audit committee did consider whether the provision of non-audit services that were rendered to the registrant's investment adviser and its affiliates was compatible with maintaining the principal accountant's independence. These non-audit services were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X since this portion of the Rule was not effective until 2003.

Item 5. Audit Committee of Listed Registrants.

The registrant has a standing audit committee established in accordance with
Section 3(a)(58)(A) of the Exchange Act. The members of the committee are Gregory C. Clark, Bonnie Cohen, George Grossman, Richard J. Norman and Willard
H. Smith Jr.

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                     COHEN & STEERS CAPITAL MANAGEMENT, INC.
          STATEMENT OF POLICIES AND PROCEDURES REGARDING THE VOTING OF
                                   SECURITIES



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This statement sets forth the policies and procedures that Cohen & Steers
Capital Management, Inc. ("C&S") follows in exercising voting rights with respect to securities held in our client portfolios. All proxy-voting rights that are exercised by C&S shall be subject to this Statement of Policy and Procedures.

I.   Objectives

Voting rights are an important component of corporate governance. C&S has three overall objectives in exercising voting rights:

     A. Responsibility. C&S shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company's shareholders. Although accountability can be promoted in a variety of ways, protecting shareholder voting rights may be among our most important tools.

     B. Rationalizing Management and Shareholder Concerns. C&S seeks to ensure that the interests of a company's management and board are aligned with those of the company's shareholders. In this respect, compensation must be structured to reward the creation of shareholder value.

     C. Shareholder Communication. Since companies are owned by their shareholders, C&S seeks to ensure that management effectively communicates with its owners about the company's business operations and financial performance. It is only with effective communication that shareholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company's securities.

II.  General Principles

In exercising voting rights, C&S shall conduct itself in accordance with the general principles set forth below.

     1. The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.

     2. In exercising voting rights, C&S shall engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security.

     3. Consistent with general fiduciary principles, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.



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     4.   In exercising voting rights on behalf of clients, C&S shall conduct itself in the same manner as if C&S were the constructive owner of the securities.

     5. To the extent reasonably possible, C&S shall participate in each shareholder voting opportunity.

     6. Voting rights shall not automatically be exercised in favor of management-supported proposals.

     7. C&S, and its officers and employees, shall never accept any item of value in consideration of a favorable proxy voting decision.

III. General Guidelines

Set forth below are general guidelines that C&S shall follow in exercising proxy voting rights:

Prudence

In making a proxy voting decision, C&S shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value. Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.

Third Party Views

While C&S may consider the views of third parties, C&S shall never base a proxy voting decision solely on the opinion of a third party. Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.

Shareholder Value

Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ. In determining how a proxy vote may affect the economic value of a security, C&S shall consider both short-term and long-term views about a company's business and prospects, especially in light of our projected holding period on the stock (e.g., C&S may discount long-term views on a short-term holding).

IV.  Specific Issues

Set forth below are guidelines as to how specific proxy voting issues shall be analyzed and assessed. While these guidelines will provide a framework for our decision making process, the



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mechanical application of these guidelines can never address all proxy voting decisions. When new issues arise or old issues present nuances not encountered before, C&S must be guided by its reasonable judgment to vote in a manner that C&S deems to be in the best interests of its clients.

A.   Stock-Based Compensation

Approval of Plans or Plan Amendments. By their nature, compensation plans must be evaluated on a case-by-case basis. As a general matter, C&S always favors compensation plans that align the interests of management and shareholders. C&S generally approves compensation plans under the following conditions:

10% Rule. The dilution effect of the newly authorized shares, plus the shares reserved for issuance in connection with all other stock related plans, generally should not exceed 10%.

Exercise Price. The minimum exercise price of stock options should be at least equal to the market price of the stock on the date of grant.

Plan Amendments. Compensation plans should not be materially amended without shareholder approval.

Non-Employee Directors. Awards to non-employee directors should not be subject to management discretion, but rather should be made under non-discretionary grants specified by the terms of the plan.

Repricing/Replacement of Underwater Options. Stock options generally should not be re-priced, and never should be re-priced without shareholder approval. In addition, companies should not issue new options, with a lower strike price, to make up for previously issued options that are substantially underwater. C&S will vote against the election of any slate of directors that, to its knowledge, has authorized a company to re-price or replace underwater options during the most recent year without shareholder approval.

Reload/Evergreen Features. We will generally vote against plans that enable the issuance of reload options and that provide an automatic share replenishment ("evergreen") feature.

Measures to Increase Executive Long-Term Stock Ownership. We support measures to increase the long-term stock ownership by a company's executives. These include requiring senior executives to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), requiring stock acquired through option exercise to be held for a certain minimum amount of time, and issuing restricted stock awards instead of options. In this respect, we support the expensing of option grants because it removes the incentive of a company to issue options in lieu of restricted stock. We also support employee stock purchase plans, although we generally believe the discounted purchase price should be at least 85% of the current market price.

Vesting. Restricted stock awards normally should vest over at least a two-year period.



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Other stock awards. Stock awards other than stock options and restricted stock awards should be granted in lieu of salary or a cash bonus, and the number of shares awarded should be reasonable.

B.   Change of Control Issues

While we recognize that a takeover attempt can be a significant distraction for the board and management to deal with, the simple fact is that the possibility of a corporate takeover keeps management focused on maximizing shareholder value. As a result, C&S opposes measures that are designed to prevent or obstruct corporate takeovers because they can entrench current management. The following are C&S's guidelines on change of control issues:

Shareholder Rights Plans. C&S acknowledges that there are arguments for and against shareholder rights plans, also known as "poison pills." Companies should put their case for rights plans to shareholders. We generally vote against any directors who, without shareholder approval, to our knowledge have instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year.

Golden Parachutes. C&S opposes the use of accelerated employment contracts that result in cash grants of greater than three times annual compensation (salary and bonus) in the event of termination of employment following a change in control of a company. In general, the guidelines call for voting against "golden parachute" plans because they impede potential takeovers that shareholders should be free to consider. We generally withhold our votes at the next shareholder meeting for directors who to our knowledge approved golden parachutes.

Approval of Mergers. C&S votes against proposals that require a super-majority of shareholders to approve a merger or other significant business combination. We support proposals that seek to lower super-majority voting requirements.

C.   Routine Issues

Director Nominees in a Non-Contested Election - C&S generally votes in favor of management proposals on director nominees.

Director Nominees in a Contested Election - By definition, this type of board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Therefore, the economic impact of the vote in favor of or in opposition to that director or slate must be analyzed using a higher standard normally applied to changes in control. Criteria for evaluating director nominees as a group or individually should include: performance; compensation, corporate governance provisions and takeover activity; criminal activity; attendance at meetings; investment in the company; interlocking directorships; inside, outside and independent directors; whether the chairman and CEO titles are held by the same person; number of other board seats;



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and other experience. It is impossible to have a general policy regarding director nominees in a contested election.

Board Composition - C&S supports the election of a board that consists of at least a majority of independent directors. We generally withhold our support for non-independent directors who serve on a company's audit, compensation and/or nominating committees. We also generally withhold support for director candidates who have not attended a sufficient number of board or committee meetings to effectively discharge their duties as directors.

Classified Boards - Because a classified board structure prevents shareholders from electing a full slate of directors at annual meetings, C&S generally votes against classified boards. We vote in favor of shareholder proposals to declassify a board of directors unless a company's charter or governing corporate law allows shareholders, by written consent, to remove a majority of directors at any time, with or without cause.

Barriers to Shareholder Action - We vote to support proposals that lower the barriers to shareholder action. This includes the right of shareholders to call a meeting and the right of shareholders to act by written consent.

Cumulative Voting - Having the ability to cumulate our votes for the election of directors - that is, cast more than one vote for a director about whom they feel strongly - generally increases shareholders' rights to effect change in the management of a corporation. We generally support, therefore, proposals to adopt cumulative voting.

Ratification of Auditors - Votes generally are cast in favor of proposals to ratify an independent auditor, unless there is a reason to believe the auditing firm is no longer performing its required duties or there are exigent circumstances requiring us to vote against the approval of the recommended auditor. For example, our general policy is to vote against an independent auditor that receives more than 50% of its total fees from a company for non-audit services.

D.   Stock Related Items

Increase Additional Common Stock - C&S's guidelines generally call for approval of increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan).

Votes generally are cast in favor of proposals to authorize additional shares of stock except where the proposal:

     1.   creates a blank check preferred stock; or

     2.   establishes classes of stock with superior voting rights.

Blank Check Preferred Stock - Votes generally are cast in opposition to management proposals authorizing the creation of new classes of preferred stock with unspecific voting, conversion, distribution and other rights, and management proposals to increase the number of authorized



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blank check preferred shares. C&S may vote in favor of this type of proposal when it receives assurances to its reasonable satisfaction that (i) the preferred stock was authorized by the board for the use of legitimate capital formation purposes and not for anti-takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock. These representations should be made either in the proxy statement or in a separate letter from the company to C&S.

Preemptive Rights - Votes are cast in favor of shareholder proposals restoring limited preemptive rights.

Dual Class Capitalizations - Because classes of common stock with unequal voting rights limit the rights of certain shareholders, C&S votes against adoption of a dual or multiple class capitalization structure.

E.   Social Issues

C&S believes that it is the responsibility of the board and management to run a company on a daily basis. With this in mind, in the absence of unusual circumstances, we do not believe that shareholders should be involved in determining how a company should address broad social and policy issues. As a result, we generally vote against these types of proposals, which are generally initiated by shareholders, unless we believe the proposal has significant economic implications.

F.   Other Situations

No set of guidelines can anticipate all situations that may arise. Our portfolio managers and analysts will be expected to analyze proxy proposals in an effort to gauge the impact of a proposal on the financial prospects of a company, and vote accordingly. These policies are intended to provide guidelines for voting. They are not, however, hard and fast rules because corporate governance issues are so varied.

V.   Proxy Voting Procedures

C&S shall maintain a record of all voting decisions for the period required by applicable laws. In each case in which C&S votes contrary to the stated policies set forth in these guidelines, the record shall indicate the reason for such a vote.

The Investment Committee of C&S shall have responsibility for voting proxies, under the supervision of Joseph Harvey, Senior Vice President and Director of Research. Ed Lee shall be responsible for ensuring that the Investment Committee is aware of all upcoming proxy voting opportunities. Mr. Lee shall ensure that proxy votes are properly recorded and that the requisite information regarding each proxy voting opportunity is maintained. Larry Stoller, Senior Vice President and General Counsel of C&S, shall have overall responsibility for ensuring that C&S complies with all proxy voting requirements and procedures.



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VI.  Recordkeeping

Mr. Lee shall be responsible for recording and maintaining the following information with respect to each proxy voted by C&S:

     *    Name of the company

     *    Ticker symbol

     *    CUSIP number

     *    Shareholder meeting date

     *    Brief identification of each matter voted upon

     *    Whether the matter was proposed by management or a shareholder

     *    Whether C&S voted on the matter

     *    If C&S voted, then how C&S voted

     *    Whether C&S voted with or against management

Mr. Stoller shall be responsible for maintaining and updating this Policy and Procedures, and for maintaining any records of written client requests for proxy voting information and documents that were prepared by C&S and were deemed material to making a voting decision or that memorialized the basis for the decision.

C&S shall rely on the SEC's EDGAR filing system with respect to the requirement to maintain proxy materials regarding client securities.

VII. Conflicts of Interest

There may be situations in which C&S may face a conflict between its interests and those of its clients or fund shareholders. Potential conflicts are most likely to fall into three general categories:

* Business Relationships - This type of conflict would occur if C&S or an affiliate has a substantial business relationship with the company or a proponent of a proxy proposal relating to the company (such as an employee group) such that failure to vote in favor of management (or the proponent) could harm the relationship of C&S or its affiliate with the company or proponent. In the context of C&S, this could occur if Cohen & Steers Capital Advisors, a wholly owned subsidiary of C&S ("Capital Advisors"), has a material business relationship with a company that C&S has invested in on behalf of its clients, and C&S is encouraged to vote in favor of management as an inducement to acquire or maintain the Capital Advisors relationship.

* Personal Relationships - C&S or an affiliate could have a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors or director nominees.

* Familial Relationships - C&S or an affiliate could have a familial relationship relating to a company (e.g., spouse or other relative who serves as a director or nominee of a public company).



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The next step is to identify if a conflict is material. A material matter is one that is reasonably likely to be viewed as important by the average shareholder. Materiality will be judged under a two-step approach:

* Financial Based Materiality - C&S presumes a conflict to be non-material unless it involves at least $500,000.

* Non-Financial Based Materiality - Non-financial based materiality would impact the members of the C&S Investment Committee, who are responsible for making proxy voting decisions.

Finally, if a material conflict exists, C&S shall vote in accordance with the advice of a proxy voting service. C&S currently uses ISS to provide advice on proxy voting decisions.

Mr. Stoller shall have responsibility for supervising and monitoring conflicts of interest in the proxy voting process according to the following process:

1. Identifying Conflicts - Mr. Stoller is responsible for monitoring the relationships of Capital Advisors for purposes of C&S's Inside Information Policy and Procedures. Mr. Stoller (or his designee) maintains a watch list and a restricted list. The Investment Committee is unaware of the content of the watch list and therefore it is only those companies on the restricted list, which is made known to everyone at C&S, for which potential concerns might arise. When a company is placed on the restricted list, Mr. Stoller (or his designee) shall promptly inquire of Mr. Lee as to whether there is a pending proxy voting opportunity with respect to that company, and continue to inquire on a weekly basis until such time as the company is no longer included on the restricted list. When there is a proxy voting opportunity with respect to a company that has been placed on the restricted list, Mr. Stoller shall inform the Investment Committee that no proxy vote is to be submitted for that company until Mr. Stoller completes the conflicts analysis.

For purposes of monitoring personal or familial relationships, Mr. Stoller (or his designee) shall receive on at least an annual basis from each member of the Investment Committee written disclosure of any personal or familial relationships with public company directors that could raise potential conflict of interest concerns. Investment Committee members also shall agree in writing to advise Mr. Stoller if (i) there are material changes to any previously furnished information, (ii) a person with whom a personal or familial relationship exists is subsequently nominated as a director or (iii) a personal or familial relationship exists with any proponent of a proxy proposal or a participant in a proxy contest.

2. Identifying Materiality - Mr. Stoller (or his designee) shall be responsible for determining whether a conflict is material. He shall evaluate financial based materiality in terms of both actual and potential fees to be received. Non-financial based items impacting a member of the Investment Committee shall be presumed to be material.

3. Communication with Investment Committee; Voting of Proxy - If Mr. Stoller determines that the relationship between Capital Advisors and a company is financially material, he shall



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communicate that information to the members of the Investment Committee and instruct them, and Mr. Lee, that C&S will vote its proxy based on the advice of ISS or other consulting firm then engaged by C&S. Any personal or familial relationship, or any other business relationship, that exists between a company and any member of the Investment Committee shall be presumed to be material, in which case C&S again will vote its proxy based on the advice of ISS or other consulting firm then engaged by C&S. The fact that a member of the Investment Committee personally owns securities issued by a company will not disqualify C&S from voting common stock issued by that company, since the member's personal and professional interests will be aligned.

In cases in which C&S will vote its proxy based on the advice of ISS or other consulting firm then engaged by C&S, Mr. Stoller (or his designee) shall be responsible for ensuring that Mr. Lee votes proxies in this manner. Mr. Stoller will maintain a written record of each instance when a conflict arises and how the conflict is resolved (e.g., whether the conflict is judged to be material, the basis on which the materiality is decision is made and how the proxy is voted).

VIII. Cohen & Steers Funds

Proxies relating to portfolio securities held by any Cohen & Steers Fund shall be voted in accordance with this Statement of Policies and Procedures. For this purpose, the Board of Directors of the Cohen & Steers Funds has delegated to C&S the responsibility for voting proxies on behalf of the Funds. Mr. Stoller shall make an annual presentation to the Board regarding this Statement of Policy and Procedures, including whether any revisions are recommended, and shall report to the Board at each regular, quarterly meeting with respect to any conflict of interest situation that arose regarding the proxy voting process.

Item 8. [Reserved]

Item 9. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10. Exhibits.

(a) (1) Code of Ethics for Principal Executive and Principal Financial Officers



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(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.


By: /s/ Robert H. Steers
    ---------------------------------
        Name: Robert H. Steers
        Title: Chairman

Date: February 27, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert H. Steers               By: /s/ Martin Cohen
    ---------------------------------      -----------------------------------
        Name: Robert H. Steers                 Name: Martin Cohen
        Title: Chairman, Secretary             Title: President, Treasurer
                 and principal executive                and principal financial
                 officer                                officer

Date: February 27, 2004


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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

February 17, 2004

To Our Shareholders:

    We are pleased to submit to you our report for the quarter and year ended December 31, 2003. The net asset value at that date was $18.43 per common share. In addition, during the quarter, three $0.11 per share monthly dividends and one $0.12 per share special dividend were declared and paid.

2003 REVIEW

    For the quarter, Cohen & Steers Quality Income Realty Fund had a total return, based on income and change in net asset value, of 15.3%, bringing the total return for the year to 52.6%. This compares to NAREIT Equity REIT Index's(a) return of 10.0% and 37.1% for the quarter and year ended December 31, 2003, respectively. Given the very strong performance of REIT share prices in 2003, we are pleased to report that we are generating investment income in excess of our monthly distribution rate, as evidenced by the year-end distributions described above.

    Exceeding even the most optimistic expectations, and frustrating many skeptics, 2003 was simply the best year for REIT investors in the modern era (since 1991). This was the year that REITs gained wider acceptance as both an important asset class and a financial instrument. We have long believed that REITs' investment characteristics -- namely high current yield, low correlation to other asset classes and strong total return potential -- were highly desirable. Record low returns on fixed-income investments made REIT current income and dividend growth capabilities all the more attractive. In our view, their low correlation to other asset classes, particularly following a major bear market in equities, offered a welcomed respite to investors whose risk tolerance has been dramatically reduced. The resilience of REIT cash flows and asset values, despite the sluggish economy and weak real estate markets, contributed to investors' confidence in their ability to produce healthy growth once these macro trends began to reverse, as they did in the second half of the year.

    While almost all REITs were winners in 2003, there were some interesting trends with respect to sector performance. The health care sector produced the best returns both in the fourth quarter (17.2%) and full year (53.6%). Health care fundamentals were better than expected due to a surprise increase in nursing home reimbursement in 2003, in spite of federal and local budget deficits. During the fourth quarter, the hotel sector fared second best (14.2%), followed by regional malls (12.5%). The full year runner-up to health care was the

-------------------
(a) The NAREIT REIT Index is an unmanaged, market capitalization weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole.

--------------------------------------------------------------------------------
                                       1

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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

mall sector, delivering 52.2%. As was the case in the past several years, underperformers for both the quarter and full year were apartment and office building owners.

    Our results for the year reflected the industry's strong gains, which were magnified by our use of leverage. The fund's best performing investments during the year were in the health care, regional mall and shopping center sectors. Lagging sectors for the fund were mixed office/industrial and office. In terms of individual securities, our best-performing holding was Ventas Inc., a health care REIT that produced a total return of 106% for the year. Other significant contributors include regional mall owner Mills Corp., which produced a total return of 60.3%, and office and shopping center owner Vornado Realty Trust, which generated a total return of 57.7%. The fund's poorest performing holdings included Apartment Investment & Management Company, which generated a total return of 0.2% for the year, as well as Crescent Real Estate Equities, which generated a total return of 13.4%.

    We believe that REITs became an important component of many investment portfolios in 2003. Pension, endowment and charitable funds, along with many insurance companies found them to be attractive instruments with which to satisfy liabilities and other obligations. Investors shifting their investment objectives from pure growth to income and growth, particularly those approaching retirement age, found REITs to be one an appealing alternative. REITs were included more than ever in portfolios of income-oriented and diversified investment vehicles and funds, both public and private, leveraged and unleveraged. For many investors who began to anticipate an increase in inflation and interest rates, REITs may have become a perceived safe haven from both, as REITs have historically performed well in high inflation and high interest rate environments. The consistent strong returns from REITs even attracted the attention of many die-hard direct real estate investors who had trouble finding bargains in the private market.

    To be sure, there were a fair number of fundamental reasons for REITs to have done well in 2003. Real estate has undergone a re-pricing over the past year, appreciating in value despite rising vacancies and softness in rents. Investors in both the public and private markets seemed to ignore recent market conditions, and instead valued property based on expected future cash flows. This strong real estate pricing bolstered REIT asset values. Low interest rates have clearly added to this pricing situation as it has enabled leveraged buyers to purchase properties at lower current returns than would be possible, or prudent, in a higher rate environment. Nonetheless, we are still not convinced that private real estate buyers in general have fully adapted, as much as REITs have, to the extraordinary credit market conditions that have prevailed.

    Over the past two years low interest rates and ready access to the financial markets have enabled most REITs to re-price their liabilities by retiring or refinancing high cost debt, or by adding to their leverage without assuming meaningfully higher risk. This phenomenon has not necessarily been fully appreciated by the investment community, in our opinion, but has undoubtedly enhanced equity values. In addition to stabilizing balance sheets and extending debt maturities, this has improved both the absolute level and, in our view, the quality of REIT

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                                       2


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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

earnings. As a result, REIT earnings performance overall in 2003 greatly exceeded what one would have expected in light of soft real estate markets. For example, the weighted average earnings per share of the 110 largest REITs declined by approximately 2.0%. More surprisingly, the dividends per share of the same group of companies grew by approximately 3.8% on average.

    As REITs consistently performed well throughout the year (rising in 11 out of 12 months), investor expectations for improving fundamentals were vindicated by economic statistics. The 8.2% rise in third quarter GDP was the highest rate of economic growth in 20 years. Following this showing, the expected 5.0% fourth quarter growth rate in our view should essentially dispel any lingering doubts about the durability of the U.S. economic recovery. Moreover, robust profit growth of corporate America validated the across-the-board rise in stock prices. The bottom line for investors in 2003 is that all major equity market indexes ended the year at annual highs in price, and REITs ended the year at record high share prices.

INVESTMENT OUTLOOK

    We believe that the key to REIT performance in 2004 will be the course of the U.S. economy. Not interest rates. Not Wall Street estimates of NAVs. Not valuations based on last year's earnings. A strong economy is essential to supporting real estate fundamentals. And strong fundamentals are essential to supporting REIT earnings growth and share prices. We remain optimistic about the course of the economy. In light of the return of business and consumer confidence, soaring profitability, ongoing fiscal stimulus and still-accommodative monetary policy, we believe the economy will remain strong. Our expectation is that in 2004 GDP will increase by at least 4%.

    We also believe that for the first time since the economic recovery began, the U.S. will experience strong job growth. We expect that 1.5 to 2.0 million jobs will be created this year. To the extent that this occurs, several dynamics of the real estate markets are likely to change significantly, primarily in the office and apartment sectors. Growth in service jobs will directly benefit owners of office buildings, particularly in larger cities such as New York, Boston, and Washington. We are already seeing vacancy rates begin to decline, coincident with companies now shifting from layoffs to new hiring, such as those in the financial service industry. Because a relatively high percentage of new jobholders tend to rent apartments, the strong job growth we expect should benefit owners of multi-family properties. Our apartment holdings are concentrated in those markets that are expected to be at the forefront of the expected job growth (particularly, in the southeast and southwest), as well as companies that have a strong presence in the northeast and western states where there is a higher tendency to rent apartments due to high population density and high home prices. We believe the hotel industry should benefit from increased business travel and increased tourism due to the weak dollar. However, our current weight in the hotel sector is unlikely to increase unless or until more companies reinstate their dividends and we believe they are sustainable.

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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

    Generally speaking, we expect the retail sector to continue to exhibit strong fundamentals in 2004. With ongoing economic growth, we expect consumers to continue their recent spending patterns. Both regional mall and shopping center owners should benefit from these trends. However, while mall valuations remain generally attractive (as opposed to the shopping center sector, which is trading at a significant premium), both sectors currently offer lower than average dividend yields. Thus, we will continue to be underweight in the retail sector.

    Following the extraordinary returns that REITs delivered in 2003, it is natural to ask whether they can continue to perform well this year. As shown in the table below, the years following those in which REITs have turned in their best total returns have historically shown a continuation of strong performance. Thus, one should not assume that one year of very strong performance is necessarily followed by a subpar year. If the past is any guide to what investors may see in 2004, it appears that strong trends tend to remain in place.

NAREIT EQUITY REIT RETURNS FOLLOWING BEST PERFORMING YEARS

                   TOTAL RETURN IN THE FOLLOWING:
       TOTAL    -------------------------------------
YEAR   RETURN    3 MOS.     6 MOS.   9 MOS.   12 MOS.
----   ------    ------     ------   ------   -------
1976   47.6%       7.6%     14.0%    15.0%     22.4%
1979   35.9%      -4.4%      7.1%    17.0%     24.4%
1983   30.6%       4.4%      3.8%    13.8%     20.9%
1991   35.7%       0.7%      3.3%    10.4%     14.6%
1996   35.3%       0.7%      5.7%    18.2%     20.3%
2000   26.4%       0.4%     11.4%     8.5%     13.9%
2003   37.1%       --        --       --       --

Past performance is no guarantee of future results. Returns are historical, include changes in share price and reflect reinvestment of all distributions. This information is presented for illustrative purposes only and does not represent the past performance of the fund. Investors cannot invest in this unmanaged index.

    Whereas REIT share prices are much higher than we believe they were one year ago, the health of the industry and the outlook for profit growth are stronger as well. In our experience, bear markets rarely, if ever, commence at this stage of economic and real estate cycles. In fact, the strengthening real estate markets are attracting an increasing amount of investment capital -- it is our understanding that a record amount of capital has been allocated to direct property ownership. We expect this to help to maintain strong pricing in most real estate markets. In our opinion, the rise in REIT prices has not changed the investment characteristics that investors are increasingly seeking.

    It remains our belief that while REITs are no longer as undervalued as they were over the past several years, the conditions to sustain continued strength and growth in this asset class are firmly in place. While we can rationally expect there to be share price corrections along the way -- as there always are -- we believe that REITs

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                                       4

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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

can still deliver solid, long-term returns to investors. In light of these strong fundamentals, combined with the valuation of REITs in comparison to many other asset classes, we believe that REITs will continue to appeal to investors seeking the potential for portfolio diversification, a high level of current income and attractive total returns.

Sincerely,

           MARTIN COHEN                ROBERT H. STEERS
           MARTIN COHEN                ROBERT H. STEERS
           President                   Chairman


                        GREG E. BROOKS
                        GREG E. BROOKS
                        Portfolio Manager

           Cohen & Steers is online at COHENANDSTEERS.COM

    We have enhanced both the look and features of our Web site to give you more information about our company, our funds, and the REIT market in general. Check out our interactive Asset Allocation Tool, which allows you to hypothetically add REITs to any portfolio to see how they impact expected total returns and risk. Or try the Fund Performance Calculator and see how our funds have performed versus the S&P 500 Index or Nasdaq Composite. As always, you can also get daily net asset values, fund fact sheets, portfolio highlights, recent news articles and our overall insights on the REIT market.

              So visit us today at COHENANDSTEERS.COM

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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2003

                                                                                      DIVIDEND
                                                        NUMBER         VALUE           YIELD
                                                      OF SHARES       (NOTE 1)     (UNAUDITED)(a)
                                                      ----------   --------------   ------------
EQUITIES                                   148.01%(b)
  COMMON STOCK                             115.40%
    DIVERSIFIED                             16.56%
         Colonial Properties Trust.................      582,300   $   23,059,080       6.72%
         Crescent Real Estate Equities Co. ........    1,396,200       23,916,906       8.76
         iStar Financial...........................      400,500       15,579,450       6.81
         Newcastle Investment Corp. ...............      678,528       18,388,109       7.38
         Vornado Realty Trust......................      687,443       37,637,504       5.19
                                                                   --------------
                                                                      118,581,049
                                                                   --------------
    HEALTH CARE                             17.82%
         Health Care Property Investors............      595,200       30,236,160       6.54
         Health Care REIT..........................      969,625       34,906,500       6.50
         Nationwide Health Properties..............    1,205,300       23,563,615       7.57
         Ventas....................................    1,766,500       38,863,000       4.86
                                                                   --------------
                                                                      127,569,275
                                                                   --------------
    HOTEL                                    2.00%
         Hospitality Properties Trust..............      346,400       14,299,392       6.98
                                                                   --------------
    INDUSTRIAL                               4.39%
         First Industrial Realty Trust.............      614,500       20,739,375       8.12
         Keystone Property Trust...................      484,900       10,711,441       5.98
                                                                   --------------
                                                                       31,450,816
                                                                   --------------
    OFFICE                                  32.51%
         Arden Realty..............................      826,800       25,085,112       6.66
         Brandywine Realty Trust...................    1,140,900       30,541,893       6.57
         CarrAmerica Realty Corp. .................    1,010,600       30,095,668       6.72
         Equity Office Properties Trust............    1,314,400       37,657,560       6.98
         Highwoods Properties......................      670,400       17,028,160       6.69
         Mack-Cali Realty Corp. ...................    1,073,800       44,691,556       6.05
         Maguire Properties........................      604,800       14,696,640       6.58
         Prentiss Properties Trust.................    1,000,200       32,996,598       6.79
                                                                   --------------
                                                                      232,793,187
                                                                   --------------

-------------------
(a) Dividend yield is computed by dividing the security's current annual dividend rate by the last sale price on the principal exchange or market, on which such security trades. The dividend yield has not been audited.

(b) Percentages indicated are based on the net assets of the fund.

                See accompanying notes to financial statements.

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                                       6

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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2003

                                                                                      DIVIDEND
                                                        NUMBER         VALUE           YIELD
                                                      OF SHARES       (NOTE 1)      (UNAUDITED)
                                                      ----------   --------------   ------------
    OFFICE/INDUSTRIAL                        8.69%
         Kilroy Realty Corp. ......................      142,600   $    4,670,150       6.05
         Liberty Property Trust....................    1,065,200       41,436,280       6.22
         Reckson Associates Realty Corp............      663,800       16,130,340       6.99
                                                                   --------------
                                                                       62,236,770
                                                                   --------------
    RESIDENTIAL -- APARTMENT                14.44%
         AMLI Residential Properties Trust.........       77,000        2,063,600       7.16
         Apartment Investment & Management Co. ....      114,500        3,950,250       6.96
         Archstone-Smith Trust.....................      754,100       21,099,718       6.11
         AvalonBay Communities.....................      307,200       14,684,160       5.86
         Camden Property Trust.....................      366,600       16,240,380       5.73
         Gables Residential Trust..................      586,900       20,388,906       6.94
         Home Properties...........................      361,600       14,605,024       6.14
         Mid-America Apartment Communities.........      309,400       10,389,652       6.97
                                                                   --------------
                                                                      103,421,690
                                                                   --------------
    SELF STORAGE                             0.45%
         Sovran Self Storage.......................       87,300        3,243,195       6.49
                                                                   --------------
    SHOPPING CENTER                         18.54%
      COMMUNITY CENTER                       6.70%
         Cedar Shopping Centers....................      200,000        2,484,000       7.25
         Heritage Property Investment Trust........      449,100       12,776,895       7.38
         Kramont Realty Trust......................    1,293,300       23,408,730       7.18
         New Plan Excel Realty Trust...............       65,800        1,623,286       6.69
         Urstadt Biddle Properties -- Class A......      544,000        7,697,600       5.94
                                                                   --------------
                                                                       47,990,511
                                                                   --------------
      REGIONAL MALL                         11.84%
         CBL & Associates Properties...............       50,000        2,825,000       5.13
         Glimcher Realty Trust.....................      605,200       13,544,376       8.58
         Macerich Co. .............................      807,857       35,949,637       5.48
         Mills Corp. ..............................      737,400       32,445,600       5.14
                                                                   --------------
                                                                       84,764,613
                                                                   --------------
         TOTAL SHOPPING CENTER.....................                   132,755,124
                                                                   --------------
             TOTAL COMMON STOCK (Identified
                cost -- $661,283,955)..............                   826,350,498
                                                                   --------------

                See accompanying notes to financial statements.

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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2003

                                                                                      DIVIDEND
                                                        NUMBER         VALUE           YIELD
                                                      OF SHARES       (NOTE 1)      (UNAUDITED)
                                                      ----------   --------------   ------------
  PREFERRED STOCK                           32.61%
    DIVERSIFIED                              7.06%
         Colonial Properties Trust, 8.125%,
           Series D................................       64,900   $    1,762,684       7.47%
         Crescent Real Estate Equities Co., 6.75%,
           Series A (Convertible)(a)...............    1,826,000       42,710,140       7.23
         iStar Financial, 7.80%, Series F..........       94,600        2,473,790       7.46
         iStar Financial, 7.65%, Series G..........       80,000        2,020,000       7.56
         Newcastle Investment Corp., 9.75%,
           Series B................................       56,000        1,558,480       8.77
                                                                   --------------
                                                                       50,525,094
                                                                   --------------
    HEALTH CARE                              0.29%
         LTC Properties, 8.50%, Series E...........       65,600        2,057,872       6.79
                                                                   --------------
    HOTEL                                    6.90%
         FelCor Lodging Trust, 9.00%, Series B.....      652,500       16,351,650       8.98
         Host Marriott Corp., 10.00%, Series A.....        7,000          187,180       9.35
         Host Marriott Corp., 10.00%, Series B.....       14,100          380,700       9.26
         Host Marriott Corp., 10.00%, Series C.....       30,700          837,189       9.17
         Innkeepers USA Trust, 8.625%, Series A....       68,200        1,712,502       8.60
         Innkeepers USA Trust, 8.00%, Series C.....       56,000        1,416,800       7.91
         LaSalle Hotel Properties, 10.25%,
           Series A................................    1,000,000       28,550,000       8.97
                                                                   --------------
                                                                       49,436,021
                                                                   --------------
    INDUSTRIAL                               0.28%
         Keystone Property Trust, 9.125%,
           Series D................................       75,000        2,036,250       8.40
                                                                   --------------
    OFFICE                                   2.33%
         HRPT Properties Trust, 8.75%, Series B....      120,000        3,342,000       7.86
         Highwoods Properties, 8.625%, Series A....       13,195       13,359,938       8.52
                                                                   --------------
                                                                       16,701,938
                                                                   --------------
    OFFICE/INDUSTRIAL                        0.09%
         PS Business Parks, 9.25%, Series A........       10,800          274,968       9.07
         PS Business Parks, 8.75%, Series F........        4,100          110,126       8.15
         ProLogis, 8.54%, Series C.................        4,000          233,500       7.31
                                                                   --------------
                                                                          618,594
                                                                   --------------

-------------------
(a) 410,000 shares segregated as collateral for the interest rate swap transactions.

                See accompanying notes to financial statements.

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                                       8

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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2003

                                                                                      DIVIDEND
                                                        NUMBER         VALUE           YIELD
                                                      OF SHARES       (NOTE 1)      (UNAUDITED)
                                                      ----------   --------------   ------------
    RESIDENTIAL -- APARTMENT                 4.88%
         Apartment Investment & Management Co.,
           8.75%, Series D.........................        5,530   $      139,634       8.67%
         Apartment Investment & Management Co.,
           10.10%, Series R........................      950,000       25,811,500       9.20
         Home Properties, 9.00%, Series F..........      196,000        5,399,800       8.17
         Mid-America Apartment Communities, 8.30%,
           Series H................................      138,100        3,607,172       7.96
                                                                   --------------
                                                                       34,958,106
                                                                   --------------
    SHOPPING CENTER                         10.78%
      COMMUNITY CENTER                       5.52%
         Commercial Net Lease Realty, 9.00%,
           Series A................................       25,000          685,000       8.21
         Developers Diversified Realty Corp.,
           8.60%, Series F.........................    1,039,400       27,751,980       8.05
         Federal Realty Investment Trust, 8.50%,
           Series B................................      310,300        8,533,250       7.75
         Urstadt Biddle Properties, 8.50%,
           Series C................................       24,000        2,526,000       8.08
                                                                   --------------
                                                                       39,496,230
                                                                   --------------
      OUTLET CENTER                          0.11%
         Chelsea Property Group, 8.375%,
           Series A................................       14,000          772,625       7.59
                                                                   --------------
      REGIONAL MALL                          5.15%
         CBL & Associates Properties, 8.75%,
           Series B(b).............................      430,000       23,564,000       7.99
         Glimcher Realty Trust, 8.75%, Series F....       40,000        1,059,200       8.27
         Mills Corp., 9.00%, Series B..............       55,300        1,522,962       8.17
         Mills Corp., 9.00%, Series C..............      159,600        4,412,142       8.14
         Mills Corp., 8.75%, Series E..............       84,000        2,276,400       8.08
         Simon Property Group, 8.75%, Series F.....       30,000          819,000       8.02
         Taubman Centers, 8.30%, Series A..........      127,600        3,243,591       8.18
                                                                   --------------
                                                                       36,897,295
                                                                   --------------
         TOTAL SHOPPING CENTER.....................                    77,166,150
                                                                   --------------
             TOTAL PREFERRED STOCK (Identified
                cost -- $209,248,013)..............                   233,500,025
                                                                   --------------
             TOTAL EQUITIES (Identified
                cost -- $870,531,968)..............                 1,059,850,523
                                                                   --------------

-------------------

(b) 158,000 shares segregated as collateral for the interest rate swap transactions.

                See accompanying notes to financial statements.

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                                       9

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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2003

                                                                                      DIVIDEND
                                                      PRINCIPAL        VALUE           YIELD
                                                        AMOUNT        (NOTE 1)      (UNAUDITED)
                                                      ----------   --------------   ------------
COMMERCIAL PAPER                              0.92%
         UBS Financial, 0.75%, due 01/02/04
           (Identified cost -- $6,605,862).........   $6,606,000        6,605,862
                                                                   --------------
TOTAL INVESTMENTS (Identified cost --
  $877,137,830)......... .................. 148.93%                 1,066,456,385
LIABILITIES IN EXCESS OF OTHER ASSETS  .... (1.45)%                   (10,372,698)
LIQUIDATION VALUE OF TAXABLE AUCTION MARKET
  PREFERRED SHARES:
  SERIES T, SERIES W, SERIES TH, AND SERIES F
  (Equivalent to $25,000 per share based on
  2,800   shares  outstanding for Series T,
  Series W,   Series TH, and Series F).... (39.10)%                  (280,000,000)
LIQUIDATION VALUE OF AUCTION MARKET
  PREFERRED SHARES:
  SERIES M28 (Equivalent to $25,000 per
  share based on 2,400 shares outstanding). (8.38)%                   (60,000,000)
                                                                   --------------
NET ASSETS -- APPLICABLE TO COMMON SHARES
  (Equivalent to $18.43 per share based on
  38,856,074 shares of capital stock
  outstanding) ............................ 100.00%                $  716,083,687
                                            ------                 --------------
                                            ------                 --------------

                See accompanying notes to financial statements.

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                                       10

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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2003

ASSETS:
    Investments in securities, at value (Identified
      cost -- $877,137,830) (Note 1)........................  $1,066,456,385
    Cash....................................................              63
    Dividends receivable....................................       6,906,282
    Receivable for investment securities sold...............         294,738
    Unrealized appreciation on interest rate swap
      transactions (Notes 1 and 6)..........................         128,059
    Other assets............................................          40,126
                                                              --------------
        Total Assets........................................   1,073,825,653
                                                              --------------
LIABILITIES:
    Unrealized depreciation on interest rate swap
      transactions (Notes 1 and 6)..........................      14,681,022
    Payable for investment securities purchased.............       1,400,000
    Payable for dividends declared on common shares.........         772,846
    Payable to investment manager...........................         468,125
    Payable for dividends declared on preferred shares......         206,900
    Other liabilities.......................................         213,073
                                                              --------------
        Total Liabilities...................................      17,741,966
                                                              --------------
LIQUIDATION VALUE OF PREFERRED SHARES:
    Taxable auction market preferred shares, Series T
      ($25,000 liquidation value, $0.001 par value,
      2,800 shares issued and outstanding) (Notes 1 and 5)..      70,000,000
    Taxable auction market preferred shares, Series W
      ($25,000 liquidation value, $0.001 par value,
      2,800 shares issued and outstanding) (Notes 1 and 5)..      70,000,000
    Taxable auction market preferred shares, Series TH
      ($25,000 liquidation value, $0.001 par value,
      2,800 shares issued and outstanding) (Notes 1 and 5)..      70,000,000
    Taxable auction market preferred shares, Series F
      ($25,000 liquidation value, $0.001 par value,
      2,800 shares issued and outstanding) (Notes 1 and 5)..      70,000,000
    Auction market preferred shares, Series M28 ($25,000
      liquidation value, $0.001 par value, 2,400 shares
      issued and outstanding) (Notes 1 and 5)...............      60,000,000
                                                              --------------
                                                                 340,000,000
                                                              --------------
TOTAL NET ASSETS APPLICABLE TO COMMON SHARES................  $  716,083,687
                                                              --------------
                                                              --------------
TOTAL NET ASSETS APPLICABLE TO COMMON SHARES consist of:
    Common stock ($0.001 par value, 38,856,074 shares issued
      and outstanding) (Notes 1 and 5)......................  $  541,197,061
    Undistributed net investment income.....................         543,697
    Accumulated net realized loss on investments............        (422,663)
    Net unrealized appreciation/(depreciation) on
      investments and interest rate swap transactions.......     174,765,592
                                                              --------------
                                                              $  716,083,687
                                                              --------------
                                                              --------------
NET ASSET VALUE PER COMMON SHARE:
    ($716,083,687[div]38,856,074 shares outstanding)........  $        18.43
                                                              --------------
                                                              --------------
MARKET PRICE PER COMMON SHARE...............................  $        17.85
                                                              --------------
                                                              --------------
MARKET PRICE DISCOUNT TO NET ASSET VALUE PER COMMON SHARE...           (3.15)%
                                                              --------------
                                                              --------------

                See accompanying notes to financial statements.

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                                       11

--------------------------------------------------------------------------------
                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 2003(a)

Investment Income (Note 1):
    Dividend income.........................................  $ 46,451,092
    Interest income.........................................       126,415
                                                              ------------
         Total Income.......................................    46,577,507
                                                              ------------
Expenses:
    Investment management fees (Note 2).....................     7,499,290
    Preferred remarketing fees..............................       744,384
    Administration fees (Note 2)............................       340,661
    Reports to shareholders.................................       212,620
    Professional fees.......................................       101,814
    Custodian fees and expenses.............................        86,286
    Directors' fees and expenses (Note 2)...................        42,312
    Transfer agent fees and expenses........................        22,338
    Miscellaneous...........................................       141,796
                                                              ------------
         Total Expenses.....................................     9,191,501
    Reduction of Expenses (Note 2)..........................    (2,823,262)
                                                              ------------
         Net Expenses.......................................     6,368,239
                                                              ------------
Net Investment Income.......................................    40,209,268
                                                              ------------
Net Realized and Unrealized Gain/(Loss) on Investments
  (Note 1):
    Net realized gain on investments........................    16,665,842
    Net realized loss on interest rate swap transactions....    (8,126,956)
    Net change in unrealized appreciation on investments....   207,953,973
    Net change in unrealized depreciation on interest rate
       swap transactions....................................     4,360,791
                                                              ------------
         Net realized and unrealized gain/(loss) on
            investments.....................................   220,853,650
                                                              ------------
Net Increase Resulting from Operations......................   261,062,918
                                                              ------------
Less Dividends and Distributions to Preferred Shareholders
  from:
    Net investment income...................................    (3,743,228)
                                                              ------------
Net Increase in Net Assets from Operations Applicable to
  Common Shares.............................................  $257,319,690
                                                              ------------
                                                              ------------

-------------------

(a) See Note 1.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

         STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON SHARES

                                                                           FOR THE PERIOD
                                                        FOR THE          FEBRUARY 28, 2002(a)
                                                       YEAR ENDED             THROUGH
                                                  DECEMBER 31, 2003(b)   DECEMBER 31, 2002(b)
                                                  --------------------   --------------------
Change in Net Assets Applicable to Common Shares:
    From Operations:
        Net investment income....................     $ 40,209,268          $ 32,953,127
        Net realized gain on investments and
           interest rate swap transactions.......        8,538,886            (1,286,027)
        Net change in unrealized
           appreciation/(depreciation) on
           investments and interest rate swap
           transactions..........................      212,314,764           (37,549,172)
                                                      ------------          ------------
             Net increase/(decrease) in net
               assets resulting from
               operations........................      261,062,918            (5,882,072)
                                                      ------------          ------------
    Less Dividends and Distributions to Preferred
      Shareholders from:
        Net investment income....................       (2,449,183)           (3,509,955)
        Net realized gain on investments.........       (1,294,045)             (434,405)
                                                      ------------          ------------
             Total dividends and distributions to
               preferred shareholders............       (3,743,228)           (3,944,360)
                                                      ------------          ------------
        Net increase/(decrease) in net assets
           from operations applicable to common
           shares................................      257,319,690            (9,826,432)
                                                      ------------          ------------
    Less Dividends and Distributions to Common
      Shareholders from:
        Net investment income....................      (29,555,562)          (24,413,662)
        Net realized gain on investments.........      (15,615,873)           (3,021,534)
        Tax return of capital....................      (10,118,665)           (8,942,086)
                                                      ------------          ------------
             Total dividends and distributions to
               common shareholders...............      (55,290,100)          (36,377,282)
                                                      ------------          ------------
    Capital Stock Transactions (Note 5):
        Increase in net assets from common share
           transactions..........................               --           557,997,269
        Increase in net assets from shares issued
           to common shareholders for
           reinvestment of dividends.............        3,038,014             3,417,272
        Decrease in net assets from underwriting
           commissions and offering expenses from
           issuance of preferred shares..........         (935,773)           (3,360,947)
                                                      ------------          ------------
             Net increase in net assets from
               capital stock transactions........        2,102,241           558,053,594
                                                      ------------          ------------
             Total increase in net assets
               applicable to common shares.......      204,131,831           511,849,880
    Net Assets Applicable to Common Shares:
        Beginning of period......................      511,951,856               101,976
                                                      ------------          ------------
        End of period............................     $716,083,687          $511,951,856
                                                      ------------          ------------
                                                      ------------          ------------

-------------------

(a) Commencement of operations.

(b) See Note 1.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                              FINANCIAL HIGHLIGHTS

    The following table includes selected data for a common share outstanding throughout the period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                                                     FOR THE PERIOD
                                                                  FOR THE          FEBRUARY 28, 2002(a)
                                                                 YEAR ENDED             THROUGH
PER SHARE OPERATING PERFORMANCE:                             DECEMBER 31, 2003(b)  DECEMBER 31, 2002(b)
--------------------------------                             --------------------  --------------------
Net asset value per common share, beginning of period......       $ 13.25              $ 14.57
                                                                  -------              -------
Income from investment operations:
   Net investment income...................................          1.04(c)              0.78
   Net realized and unrealized gain/(loss) on
  investments..............................................          5.69                (0.90)
                                                                  -------              -------
        Total income from investment operations............          6.73                (0.12)
                                                                  -------              -------
Less dividends and distributions to preferred shareholders
  from:
   Net investment income...................................         (0.07)               (0.09)
   Net realized gain on investments........................         (0.03)               (0.01)
                                                                  -------              -------
        Total dividends and distributions to preferred
          shareholders.....................................         (0.10)               (0.10)
                                                                  -------              -------
        Total from investment operations applicable to
          common shares....................................          6.63                (0.22)
                                                                  -------              -------
Less: Offering and organization costs charged to paid-in
  capital -- common shares.................................            --                (0.03)
   Offering and organization costs charged to paid-in
  capital -- preferred shares..............................         (0.02)               (0.09)
   Dilutive effect of common share offering................            --                (0.03)
                                                                  -------              -------
        Total offering and organization costs..............         (0.02)               (0.15)
                                                                  -------              -------
Less dividends and distributions to common shareholders
  from:
   Net investment income...................................         (0.76)               (0.64)
   Net realized gain on investments........................         (0.41)               (0.08)
   Tax return of capital...................................         (0.26)               (0.23)
                                                                  -------              -------
        Total dividends and distributions to common
          shareholders.....................................         (1.43)               (0.95)
                                                                  -------              -------
Net increase/(decrease) in net asset value per common
  share....................................................          5.18                (1.32)
                                                                  -------              -------
Net asset value, per common share, end of period...........       $ 18.43              $ 13.25
                                                                  -------              -------
                                                                  -------              -------
Market value, per common share, end of period..............       $ 17.85              $ 13.05
                                                                  -------              -------
                                                                  -------              -------
--------------------------------------------------------------------------------------------------
Net asset value total return(d)............................         52.61%              - 2.73%(e)
                                                                  -------              -------
                                                                  -------              -------
Market value return(d).....................................         50.07%              - 6.95%(e)
                                                                  -------              -------
                                                                  -------              -------
--------------------------------------------------------------------------------------------------

-------------------

(a) Commencement of operations.

(b) See Note 1.

(c) Calculation based on average shares outstanding.

(d) Total market value return is computed based upon the New York Stock Exchange market price of the fund's shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the fund's dividend reinvestment plan. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested.

(e) Not annualized.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                      FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                                                     FOR THE PERIOD
                                                                 FOR THE           FEBRUARY 28, 2002(f)
                                                                YEAR ENDED              THROUGH
RATIOS/SUPPLEMENTAL DATA:                                   DECEMBER 31, 2003(h)   DECEMBER 31, 2002(h)
-------------------------                                   --------------------   -------------------
Net assets applicable to common shares, end of period
  (in millions)............................................       $  716.1             $  512.0
                                                                  --------             --------
                                                                  --------             --------
Ratio of expenses to average daily net assets applicable to
  common shares (before expense reduction)(l)..............           1.57%                1.52%(i)
                                                                  --------             --------
                                                                  --------             --------
Ratio of expenses to average daily net assets applicable to
  common shares (net of expense reduction)(l)..............           1.09%                1.05%(i)
                                                                  --------             --------
                                                                  --------             --------
Ratio of net investment income to average daily net assets
  applicable to common shares (before expense
  reduction)(l)............................................           6.39%                6.82%(i)
                                                                  --------             --------
                                                                  --------             --------
Ratio of net investment income to average daily net assets
  applicable to common shares (net of expense reduction)(l)           6.88%                7.29%(i)
                                                                  --------             --------
                                                                  --------             --------
Ratio of expenses to average daily managed assets (before
  expense reduction)(g),(l)................................           1.04%                1.04%(i)
                                                                  --------             --------
                                                                  --------             --------
Ratio of expenses to average daily managed assets (net of
  expense reduction)(g),(l)................................           0.72%                0.72%(i)
                                                                  --------             --------
                                                                  --------             --------
Portfolio turnover rate....................................          20.51%               12.37%(j)
                                                                  --------             --------
                                                                  --------             --------
PREFERRED SHARES:
Liquidation value, end of period (in 000's)................       $340,000             $280,000
                                                                  --------             --------
                                                                  --------             --------
Total shares outstanding (in 000's)........................             14                   11
                                                                  --------             --------
                                                                  --------             --------
Asset coverage per share...................................       $ 77,653             $ 70,710
                                                                  --------             --------
                                                                  --------             --------
Liquidation preference per share...........................       $ 25,000             $ 25,000
                                                                  --------             --------
                                                                  --------             --------
Average market value per share(k)..........................       $ 25,000             $ 25,000
                                                                  --------             --------
                                                                  --------             --------

-------------------

(f) Commencement of operations.

(g) Average daily managed assets represent the net assets applicable to common shares plus the liquidation preference of preferred shares.

(h) See Note 1.

(i) Annualized.

(j) Not annualized.

(k) Based on weekly prices.

(l) Ratios do not reflect the effects of dividend payments to preferred shareholders.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------
                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

    Cohen & Steers Quality Income Realty Fund, Inc. (the fund) was incorporated under the laws of the State of Maryland on August 22, 2001 and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The fund had no operations until February 15, 2002 when it sold 7,000 shares of common stock for $100,275 to Cohen & Steers Capital Management, Inc. (the investment manager). In addition, on February 27, 2002, the investment manager made a capital contribution of $1,701 to the fund. Investment operations commenced on February 28, 2002.

    The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

    Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the board of directors shall determine in good faith to reflect its fair market value.

    Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the investment manager to be over-the-counter, but excluding securities admitted to trading on the Nasdaq national list, are valued at the official closing prices as reported by Nasdaq, the National Quotations Bureau or such other comparable sources as the board of directors deems appropriate to reflect their fair market value. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the board of directors to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the board of directors believes reflect most closely the value of such securities.

    Short-term debt securities, which have a maturity of 60 days or less, are valued at amortized cost which approximates value.

--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------
                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

    Interest Rate Swaps: The fund uses interest rate swaps in connection with the sale of taxable auction market preferred shares. The interest rate swaps are intended to reduce or eliminate the risk that an increase in short-term interest rates could have on the performance of the fund's common shares as a result of the floating rate nature of leverage. In an interest rate swap, the fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty agreeing to pay the fund a variable rate payment that is intended to approximate the fund's variable rate payment obligation on the taxable auction market preferred shares. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the common shares. The market value of interest rate swaps is based on pricing models that consider the time value of money, volatility, the current market and contractual prices of the underlying financial instrument.

    Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

    Revision of Financial Information: As a result of a recent FASB Emerging Issues Task Force consensus, which requires that periodic payments under interest rate swap transactions be reported as a component of realized and unrealized gains/losses in the fund's Statement of Operations, the fund has reclassified amounts previously reported as interest expense on interest rate swap transactions, thereby revising certain amounts in the Statement of Changes in Net Assets and the Financial Highlights. For the year ended December 31, 2003 net investment income was increased by $8,204,532 ($0.21 per share), and net realized loss on interest rate swap transactions and net change in unrealized depreciation on interest rate swap transactions were increased by $8,126,956 and $77,576, respectively (a total of $0.21 per share). For the period ended December 31, 2002, net investment income was increased by $5,029,510 ($0.13 per share), and net realized loss on interest rate swap transactions and net change in unrealized depreciation on interest rate swap transactions were increased by $4,563,379 and $466,131, respectively (a total of $0.13 per share).

    Additionally, the ratio of net investment income to average daily net assets applicable to common shares (before expense reduction and net of expense reduction) increased 1.40% and 1.11% for the year ended December 31, 2003 and the period ended December 31, 2002, respectively; the ratio of expenses to average daily net assets applicable to common shares (before expense reduction and net of expense reduction) decreased 1.40% and 1.11% for the year ended December 31, 2003 and the period ended December 31, 2002, respectively; and the ratio of expenses to average daily managed assets (before expense reduction and net of expense reduction) decreased 0.93% and 0.75% for the year ended
December 31, 2003 and the period ended December 31, 2002, respectively. The reclassifications had no effect on net assets or the net increase in net assets from operations applicable to common shares.

    Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such

--------------------------------------------------------------------------------
                                       17

--------------------------------------------------------------------------------
                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

    Revision of Financial Information: Due to the nature of commercial real estate and the REIT structure, which generally is not subject to corporate tax, REIT dividends can be characterized as a combination of net income, capital gains (from asset dispositions) and return of capital (which generally relates to property depreciation). To date, it has been the fund's policy to distribute to its shareholders all dividends received, regardless of dividend characterization, from the securities it holds in the year that such dividends were received. The fund has reclassified a portion of its net investment income as an increase to net realized gain on investments and as an increase to unrealized appreciation/(depreciation) on investments for the current year and for prior periods. These reclassifications are being done to recognize the return of capital and realized gains that have been reported by the securities held in the portfolio of investments. These changes for the year ended
December 31, 2002 are reflected in the Statement of Changes in Net Assets as follows:

                                                          PREVIOUSLY         AS
                                                           REPORTED       REVISED
                                                           --------       -------
Net investment income...................................  $42,419,421   $ 32,953,127
Net realized gains on investments and interest rate swap
  transactions..........................................   (2,358,962)    (1,286,027)
Net change in unrealized appreciation/(depreciation) on
  investments and interest rate swap transactions.......  (45,942,531)   (37,549,172)
                                                          -----------   ------------
    Net increase/(decrease) in net assets resulting from
       operations.......................................  $(5,882,072)  $ (5,882,072)
                                                          -----------   ------------
                                                          -----------   ------------

    On the Financial Highlights, the net investment income per share figures have been reduced and the net realized gain/(loss) on investments per share have been correspondingly increased. In addition, the ratios of net investment income have been reduced. These reclassifications do not change the actual dividends that were received by the fund, nor do they alter any taxpayer records, as such adjustments have historically been captured in the fund's tax reporting to its shareholders.

--------------------------------------------------------------------------------
                                       18

--------------------------------------------------------------------------------
                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

    The reclassifications for the Financial Highlights are as follows:

                                                       DECREASE IN
                                                      RATIOS OF NET
                                    INCREASE IN         INVESTMENT
                                    NET REALIZED        INCOME TO
                                        AND           AVERAGE DAILY
                                     UNREALIZED         NET ASSETS
                DECREASE IN NET     GAIN/(LOSS)      (BEFORE EXPENSE
                  INVESTMENT             ON           REDUCTION AND
 YEAR ENDED         INCOME          INVESTMENTS       NET OF EXPENSE
DECEMBER 31,       PER SHARE         PER SHARE          REDUCTION)
------------       ---------         ---------          ----------
    2002             $0.35             $0.35               3.20%

    These reclassifications had no effect on net assets or the net increase in net assets resulting from operations or cash received from the underlying investments.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid to common shareholders monthly. Dividends to shareholders are recorded on the ex-dividend date. A portion of the fund's dividend may consist of amounts in excess of net investment income derived from nontaxable components of the dividends from the fund's portfolio investments. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually.

    Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from generally accepted accounting principles.

    Series T, Series TH, and Series F preferred shares pay dividends based on a variable interest rate set at auctions, normally held every seven days. Dividends for Series T, Series TH, and Series F preferred shares are declared and recorded for the subsequent seven day period on the auction date. In most instances, dividends are payable every seven days, on the first business day following the end of the dividend period.

    Series M28 and Series W preferred shares pay dividends based on a variable interest rate set at auctions, normally held every 28 days. Dividends for Series M28 and Series W preferred shares are declared and recorded for the subsequent 28 day period on the auction date. In most instances, dividends are payable every 28 days, on the first business day following the end of the dividend period.

    Federal Income Taxes: It is the policy of the fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

NOTE 2. INVESTMENT MANAGEMENT FEES, ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    Investment Management Fees: Cohen & Steers Capital Management, Inc. (the investment manager) serves as the investment manager to the fund, pursuant to an investment management agreement (the management

--------------------------------------------------------------------------------
                                       19

--------------------------------------------------------------------------------
                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

agreement). The investment manager furnishes a continuous investment program for the fund's portfolio, makes the day-to-day investment decisions for the fund and generally manages the fund's investments in accordance with the stated polices of the fund, subject to the general supervision of the board of directors of the fund. The investment manager also performs certain administrative services for the fund.

    For the services under the management agreement, the fund pays the investment manager a monthly management fee, computed daily and payable monthly at an annual rate of 0.85% of the fund's average daily managed asset value. Managed asset value is the net asset value of the common shares plus the liquidation preference of the preferred shares. For the year ended December 31, 2003, the fund incurred investment management fees of $7,499,290.

    The investment manager has contractually agreed to waive investment management fees in the amount of 0.32% of average daily managed asset value for the first five fiscal years of the fund's operations, 0.26% of average daily managed asset value in year six, 0.20% of average daily managed asset value in year seven, 0.14% of average daily managed asset value in year eight, 0.08% of average daily managed asset value in year nine and 0.02% of average daily managed asset value in year 10. As long as this waiver continues, it may lower the fund's expenses and increase its total return. For the year ended
December 31, 2003, the investment manager waived management fees of $2,823,262.

    Administration Fees: Pursuant to an administration agreement, the investment manager also performs certain administrative and accounting functions for the fund and receives a fee of 0.02% of the fund's average daily managed asset value. For the year ended December 31, 2003, the fund incurred $176,454 in administration fees.

    Director's Fees: Certain directors and officers of the fund are also directors, officers and/or employees of the investment manager. None of the directors and officers so affiliated received compensation for their services. For the year ended December 31, 2003, fees and related expenses accrued for nonaffiliated directors totaled $42,312.

NOTE 3. PURCHASES AND SALES OF SECURITIES

    Purchases and sales of securities, excluding short-term investments for the year ended December 31, 2003, totaled $237,550,482 and $179,574,976, respectively.

NOTE 4. INCOME TAXES

    The fund had a return of capital of $10,118,665 ($0.26 per common share) for year ended December 31, 2003 which has been deducted from paid-in capital. Short-term capital gains are reflected in the financial statements as realized gains on investments but are typically treated as ordinary income for tax purposes.

--------------------------------------------------------------------------------
                                       20

--------------------------------------------------------------------------------
                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

    For the year ended December 31, 2003 the dividends and distributions to shareholders are characterized for tax purposes as follows:

                                                      FOR THE YEAR ENDED
                                                         DECEMBER 31,
                                                   -------------------------
                                                      2003          2002
                                                      ----          ----
Preferred shareholders:
-----------------------
    Ordinary income..............................  $ 2,449,183   $ 3,509,955
    Long-term capital gains......................    1,294,045       434,405
                                                   -----------   -----------
         Total dividends and distributions to
            preferred shareholders...............  $ 3,743,228   $ 3,944,360
                                                   -----------   -----------
                                                   -----------   -----------
Common shareholders:
--------------------
    Ordinary income..............................  $29,555,562   $24,413,662
    Long-term capital gains......................   15,615,873     3,021,534
    Tax return of capital........................   10,118,665     8,942,086
                                                   -----------   -----------
         Total dividends and distributions to
            common shareholders..................  $55,290,100   $36,377,282
                                                   -----------   -----------
                                                   -----------   -----------

    At December 31, 2003 the cost of investments and net unrealized appreciation for federal income tax purposes were as follows:

     Aggregate cost....................................  $877,016,796
                                                         ------------
                                                         ------------
     Gross unrealized appreciation.....................  $192,448,512
     Gross unrealized depreciation.....................    (3,008,923)
                                                         ------------
     Net unrealized appreciation on investments........   189,439,589
     Net unrealized depreciation on interest rate swap
       transactions....................................   (14,552,963)
                                                         ------------
     Net unrealized depreciation.......................  $174,886,626
                                                         ------------
                                                         ------------

    Net investment income and net realized gains differ for financial statement and tax purposes primarily due to differing treatments of interest rate swap payments and wash sales on Portfolio Securities. To the extent such differences are permanent in nature, such amounts are reclassified within the capital accounts. During the year ended December 31, 2003 the fund decreased undistributed net investment income by $7,660,825 and increased accumulated net realized gain on investments by $7,660,825.

    The components of distributable earnings on a tax basis consist of undistributed ordinary income of $0 and undistributed captial gains of $0.

--------------------------------------------------------------------------------
                                       21

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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 5. CAPITAL STOCK

    The fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share.

    During the year ended December 31, 2003, the fund issued 219,752 shares of common stock for the reinvestment of dividends.

    On February 28, 2002, the fund completed the initial public offering of 34,000,000 shares of common stock. Proceeds paid to the fund amounted to $494,292,000 after deduction of underwriting commissions and offering expenses of $15,708,000.

    On March 8, 2002, the fund completed a subsequent offering of 2,000,000 shares of common stock. Proceeds paid to the fund amounted to $29,076,000 after deduction of underwriting commissions and offering expenses of $924,000.

    On March 21, 2002, the fund's underwriters exercised an option to purchase an additional 1,700,000 shares. Proceeds paid to the fund amounted to $24,714,600 after deduction of underwriting commissions and offering expenses of $785,400.

    On April 8, 2002, the fund's underwriters exercised an option to purchase an additional 681,983 shares. Proceeds paid to the fund amounted to $9,914,669 after deduction of underwriting commissions and offering expenses of $315,076.

    During the period February 28, 2002 (commencement of operations) through December 31, 2002, the fund issued 247,339 shares of common stock for the reinvestment of dividends.

    On September 15, 2003, the fund issued 2,400 auction market preferred shares, Series M28 (par value $0.001). Proceeds paid to the fund amounted to $59,064,267 after deduction of underwriting commissions and offering expenses of $935,733. This issue has received a 'AAA/Aaa' rating from Standard & Poor's and Moody's.

    On April 4, 2002, the fund issued 2,800 taxable auction market preferred shares, Series T (par value $0.001), 2,800 taxable auction market preferred shares, Series W (par value $0.001), 2,800 taxable auction market preferred shares, Series TH (par value $0.001), and 2,800 taxable auction market preferred shares, Series F (par value $0.001) (together referred to as preferred shares). Proceeds paid to the fund amounted to $276,639,053 after deduction of underwriting commissions and offering expenses of $3,360,947. These issues have received a 'AAA/Aaa' rating from Standard & Poor's and Moody's.

    Preferred shares are senior to the fund's common shares and will rank on a parity with shares of any other series of preferred shares, and with shares of any other series of preferred stock of the fund, as to the payment of dividends and the distribution of assets upon liquidation. If the fund does not timely cure a failure to (1) maintain a discounted value of its portfolio equal to the preferred shares basic maintenance amount, (2) maintain the 1940 Act preferred shares asset coverage, or (3) file a required certificate related to asset coverage on time, the preferred shares will be subject to a mandatory redemption at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption. To the extent

--------------------------------------------------------------------------------
                                       22

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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

permitted under the 1940 Act and Maryland Law, the fund at its option may without consent of the holders of preferred shares, redeem preferred shares having a dividend period of one year or less, in whole, or in part, on the business day after the last day of such dividend period upon not less than 15 calendar days and not more than 40 calendar days prior to notice. The optional redemption price is $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption.

    The fund's common shares and preferred shares have equal voting rights of one vote per share and vote together as a single class. In addition, the affirmative vote of the holders a majority, as defined in the 1940 Act, of the outstanding preferred shares shall be required to (1) approve any plan of reorganization that would adversely affect the taxable auction market preferred shares and (2) approve any matter that materially and adversely affects the rights, preferences, or powers of that series.

NOTE 6. INVESTMENTS IN INTEREST RATE SWAPS

    The fund has entered into interest rate swap agreements with Merrill Lynch Derivative Products, UBS AG, Fleet Global Markets, and Royal Bank of Canada. Under the agreements the fund receives a floating rate of interest and pays a respective fixed rate of interest on the nominal value of the swaps. Details of the swaps at December 31, 2003 are as follows:

                                                                                                              UNREALIZED
                                             NOTIONAL                  FLOATING RATE(a)                       APPRECIATION/
               COUNTERPARTY                   AMOUNT      FIXED RATE   (RESET MONTHLY)   TERMINATION DATE   (DEPRECIATION)
               ------------                   ------      ----------   ---------------   ----------------   --------------
Merrill Lynch Derivative Products           $46,000,000    4.5600%         1.1700%          April 5, 2005    $ (1,812,882)
Merrill Lynch Derivative Products           $46,000,000    5.2100%         1.1700%          April 5, 2007      (3,517,438)
Merrill Lynch Derivative Products           $46,000,000    5.5800%         1.1700%          April 6, 2009      (4,425,903)
UBS AG                                      $24,000,000    4.4500%         1.1620%         April 15, 2005        (900,935)
UBS AG                                      $24,000,000    5.1200%         1.1620%         April 15, 2007      (1,731,909)
UBS AG                                      $24,000,000    5.4950%         1.1620%         April 15, 2009      (2,151,539)
Fleet Global Markets                        $14,000,000    3.2125%         1.1700%       October 22, 2008         128,059
Royal Bank of Canada                        $14,000,000    3.6800%         1.1488%       October 22, 2008        (140,416)
                                                                                                             ------------
                                                                                                             $(14,552,963)
                                                                                                             ------------
                                                                                                             ------------

-------------------
(a) Based on LIBOR (London Interbank Offered Rate). Represents rates in effect at December 31, 2003.

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                                       23

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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Cohen & Steers Quality Income Realty Fund, Inc.

    In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Quality Income Realty Fund, Inc. (the 'Fund') at December 31, 2003, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and the period February 28, 2002 (commencement of operations) through December 31, 2002, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

    As explained in Note 1, the Fund has revised amounts previously reported as net investment income to reflect the reclassification of distributions received in excess of income from underlying investments. Also as explained in Note 1, as a result of a recent FASB Emerging Issues Task Force consensus which requires that periodic payments under interest rate swap transactions be reported as a component of realized and unrealized gains/losses in the Fund's statement of operations, the Fund has reclassified amounts previously reported as interest expense on interest rate swap transactions. These reclassifications had no effect on net assets or the net increase in net assets resulting from operations.

                                                 PricewaterhouseCoopers LLP

New York, New York
February 17, 2004

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                                       24

--------------------------------------------------------------------------------
                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                         AVERAGE ANNUAL TOTAL RETURNS (a)
                 (PERIODS ENDED DECEMBER 31, 2003) (UNAUDITED)

                                              SINCE INCEPTION
                  ONE YEAR                       (2/28/02)
                  --------                       ---------
                   52.61%                          25.60%

                      TAX INFORMATION -- 2003 (UNAUDITED)

    During the year ended December 31, 2003 the fund had post May 5th long term capital gains distributions of $12,153,422 and qualified dividend income distributions of $2,593,732. Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, this dividend is eligible for a maximum allowable rate of 15% for individuals.

    For the year ended December 31, 2003 the fund had long term capital gains distributions of $16,909,928.

    Shareholders are advised to consult with their own tax advisors as to the Federal, State, and local tax status of the income received.

                                 REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in 'street name' to consult your broker, as soon as possible to determine if you must change registration into your own name to participate.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the fund may purchase, from time to time, shares of its common stock in the open market.

-------------------

(a) Based on net asset value.

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                                       25

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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                           DIVIDEND REINVESTMENT PLAN

    The fund has a dividend reinvestment plan (the plan) commonly referred to as an 'opt-out' plan. Each shareholder will have all distributions of dividends and capital gains automatically reinvested in additional common shares by EquiServe Trust Company, NA as agent for common shareholders pursuant to the plan (the plan agent), unless they elect to receive cash. The plan agent will either
(i) effect purchases of common shares under the plan in the open market or
(ii) distribute newly issued common shares of the fund. Shareholders who elect not to participate in the plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the plan agent, as dividend disbursing agent. Shareholders whose common shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the plan.

    The plan agent serves as agent for the common shareholders in administering the plan. After the fund declares a dividend or makes a capital gain distribution, the plan agent will, as agent for the participants, either
(i) receive the cash payment and use it to buy common shares in the open market, on the NYSE or elsewhere, for the participants' accounts or (ii) distribute newly issued common shares of the fund on behalf of the participants. The plan agent will receive cash from the fund with which to buy common shares in the open market if, on the determination date, the net asset value per share exceeds the market price per share plus estimated brokerage commissions on that date. The plan agent will receive the dividend or distribution in newly issued common shares of the fund if, on the determination date, the market price per share plus estimated brokerage commissions equals or exceeds the net asset value per share of the fund on that date. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the net asset value or
(ii) 95% of the closing market price per share on the payment date.

    Participants in the plan may withdraw from the plan upon written notice to the plan agent. Such withdrawal will be effective immediately if received not less than 10 days prior to a distribution record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the plan or upon termination of the plan as provided below, certificates for whole common shares credited to his or her account under the plan will be issued and a cash payment will be made for any fraction of a common share credited to such account. In the alternative, upon receipt of the participant's instructions, common shares will be sold and the proceeds sent to the participant less brokerage commissions and any applicable taxes.

    The plan agent maintains each common shareholder's account in the plan and furnishes confirmations of all acquisitions made for the participant as soon as practicable but no later than 60 days. Common shares in the account of each plan participant will be held by the plan agent on behalf of the participant. Proxy material relating to shareholders' meetings of the fund will include those shares purchased as well as shares held pursuant to the plan.

    In the case of shareholders, such as banks, brokers or nominees, which hold common shares for others who are the beneficial owners, the plan agent will administer the plan on the basis of the number of common shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are participants in the plan. Common

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                                       26

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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

shares may be purchased through any of the underwriters, acting as broker or, after the completion of offering, dealer.

    The plan agent's fees for the handling of reinvestment of dividends and other distributions will be paid by the fund. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the plan agent's open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting dividends or capital gain distributions. See 'Taxation.'

    The automatic reinvestment of dividends and other distributions will not relieve participants of any income tax that may be payable or required to be withheld on such dividends or distributions.

    Experience under the plan may indicate that changes are desirable. Accordingly, the fund reserves the right to amend or terminate the plan as applied to any distribution paid subsequent to written notice of the change sent to all shareholders of the fund at least 90 days before the record date for the dividend or distribution. The plan also may be amended or terminated by the plan agent by at least 90 days' written notice to all shareholders of the fund. All correspondence concerning the plan should be directed to the plan agent at (telephone 800-426-5523).

                               ADDITIONAL INFORMATION

    During the period, there have been no material changes in the fund's investment objectives or fundamental policies that have not been approved by the shareholders. There have been no changes in the fund's charter or by-laws that would delay or prevent a change in control of the fund which have not been approved by shareholders. There have been no changes in the principal risk factors associated with the investment in the fund.

    A portion of the fund's dividends and distributions may not be tied to the fund's investment income and capital gains and could represent a return of the fund's capital. Any return of capital would not represent yield or investment on the fund's investment portfolio.

--------------------------------------------------------------------------------
                                       27

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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                              PRIVACY POLICY

    The fund is committed to maintaining the privacy of its shareholders and to safeguarding their personal information. The following is provided to help you understand what personal information the fund collects, how we protect that information, and why in certain cases we may share this information with others.

    The fund does not receive any personal information relating to shareholders who purchase shares through an intermediary that acts as the record owner of the shares. In the case of shareholders who are record owners of the fund, to conduct and process your business in an accurate and efficient manner, we must collect and maintain certain personal information about you. This is the information we collect on applications or other forms, and from the transactions you make with us.

    The fund does not disclose any personal information about its shareholders or former shareholders to anyone, except as required or permitted by law or as is necessary to service shareholder accounts. We will share information with organizations, such as the fund's transfer agent, that assist the fund in carrying out its daily business operations. These organizations will use this information only for purposes of providing the services required or as otherwise as may be required by law. These organizations are not permitted to share or use this information for any other purpose. In addition, the fund restricts access to personal information about its shareholders to employees of the investment manager who have a legitimate business need for the information.

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                                       28

--------------------------------------------------------------------------------
                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.
                        INFORMATION ABOUT FUND DIRECTORS

                                                                                                    NUMBER OF
                                                                                                    PORTFOLIOS
                                                                                                     OVERSEEN
                                                                                                    WITHIN THE
                             POSITION(S) HELD     TERM OF     LENGTH OF   PRINCIPAL OCCUPATION(S)      FUND
  NAME, ADDRESS AND AGE         WITH FUND         OFFICE     TIME SERVED   DURING PAST FIVE YEARS    COMPLEX
--------------------------  ------------------  -----------  -----------  ------------------------  ----------
Robert H. Steers .........  Director, chairman     2006         Since     Co-chairman and co-chief     10
757 Third Avenue              and secretary                   inception   executive officer of
New York, New York                                                        Cohen & Steers Capital
Age: 50                                                                   Management, Inc., the
                                                                          fund's investment
                                                                          manager since 2003.
                                                                          Prior thereto, chairman
                                                                          of Cohen & Steers
                                                                          Capital Management, Inc.
Martin Cohen .............      Director,          2004         Since     Co-chairman and co-chief     10
757 Third Avenue              president and                   inception   executive officer of
New York, New York              treasurer                                 Cohen & Steers Capital
Age: 55                                                                   Management, Inc., the
                                                                          fund's investment
                                                                          manager. Prior thereto,
                                                                          President of Cohen &
                                                                          Steers Capital
                                                                          Management Inc.

Gregory C. Clark .........       Director          2005         Since     Private Investor. Prior      10
99 Jane Street                                                inception   thereto, President of
New York, New York                                                        Wellspring Management
Age: 56                                                                   Group (investment
                                                                          advisory firm).

Bonnie Cohen .............       Director          2005         Since     Consultant. Prior            10
1824 Phelps Place, N.W.                                       inception   thereto, Undersecretary
Washington, D.C.                                                          of State, United States
Age: 61                                                                   department of state.

George Grossman ..........       Director          2006         Since     Attorney-at-law.             10
17 Elm Place                                                  inception
Rye, New York
Age: 50

Richard J. Norman ........       Director          2004         Since     Private investor. Prior      10
7520 Hackamore Drive                                          inception   thereto, investment
Potomac, Maryland                                                         representative of Morgan
Age: 60                                                                   Stanley Dean Witter.

Willard H. Smith, Jr.  ...       Director          2005         Since     Director. Board member       10
7231 Encelia Drive                                            inception   of Essex Property Trust,
La Jolla, California                                                      Inc., Highwoods
Age: 67                                                                   Properties, Inc. and
                                                                          Realty Income
                                                                          Corporation. Managing
                                                                          director at Merrill
                                                                          Lynch & Co., Equity
                                                                          Capital Markets Division
                                                                          from 1983 to 1995.

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                                       29

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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                          MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:

                FOR HIGH CURRENT INCOME:                            FOR TOTAL RETURN:

                    COHEN & STEERS                                   COHEN & STEERS
                  EQUITY INCOME FUND                                  REALTY SHARES

      IDEAL FOR INVESTORS SEEKING A HIGH DIVIDEND         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      YIELD AND CAPITAL APPRECIATION, INVESTING           RETURN THROUGH BOTH CURRENT INCOME AND
      PRIMARILY IN REITS                                  CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      A, B, C AND I SHARES AVAILABLE                      REITS
      SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                 SYMBOL: CSRSX

                FOR CAPITAL APPRECIATION:                           FOR TOTAL RETURN:

                    COHEN & STEERS                                   COHEN & STEERS
                  SPECIAL EQUITY FUND                           INSTITUTIONAL REALTY SHARES


      IDEAL FOR INVESTORS SEEKING MAXIMUM CAPITAL         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      APPRECIATION, INVESTING IN A LIMITED NUMBER         RETURN THROUGH BOTH CURRENT INCOME AND
      OF REITS AND OTHER REAL ESTATE COMPANIES            CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      CONCENTRATED, HIGHLY FOCUSED PORTFOLIO              REITS
      SYMBOL: CSSPX                                       OFFERS LOW TOTAL EXPENSE RATIO
                                                          HIGHER MINIMUM PURCHASE REQUIRED
                                                          SYMBOL: CSRIX

                          FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                           OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
                     1-800-330-REIT, OR VISIT OUR WEB SITE AT COHENANDSTEERS.COM

     THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT EACH FUND INCLUDING ALL CHARGES AND EXPENSES,
                           AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST.

                                                           COHEN & STEERS SECURITIES, LLC, DISTRIBUTOR

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                                       30

--------------------------------------------------------------------------------
                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

OFFICERS AND DIRECTORS                  KEY INFORMATION

Robert H. Steers                        INVESTMENT MANAGER
Director and chairman                   Cohen & Steers Capital Management, Inc.
                                        757 Third Avenue
Martin Cohen                            New York, NY 10017
Director and president                  (212) 832-3232

Gregory C. Clark                        FUND SUBADMINISTRATOR AND CUSTODIAN
Director                                State Street Bank and Trust Company
                                        225 Franklin Street
Bonnie Cohen                            Boston, MA 02110
Director

George Grossman                         TRANSFER AGENT -- COMMON SHARES
Director                                Equiserve Trust Company
                                        150 Royall Street
Richard J. Norman                       Canton, MA 02021
Director                                (800) 426-5523

Willard H. Smith Jr.                    TRANSFER AGENT -- PREFERRED SHARES
Director                                The Bank of New York
                                        100 Church Street
Greg E. Brooks                          New York, NY 10007
Vice president

Adam Derechin                           LEGAL COUNSEL
Vice president and assistant treasurer  Simpson Thacher & Bartlett
                                        425 Lexington Avenue
Lawrence B. Stoller                     New York, NY 10017
Assistant secretary
                                        New York Stock Exchange Symbol: RQI
                                        Web site: cohenandsteers.com

                                        This report is for shareholder
                                        information. This is not a prospectus
                                        intended for use in the purchase or sale of fund shares. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.

--------------------------------------------------------------------------------
                                       31

                            COHEN & STEERS
                            QUALITY INCOME REALTY FUND
                            757 THIRD AVENUE
                            NEW YORK, NY 10017




                                  COHEN & STEERS
                            QUALITY INCOME REALITY FUND
                                  ANNUAL REPORT
                                DECEMBER 31, 2003


                             STATEMENT OF DIFFERENCES

The division sign shall be expressed as............................. [div]
The section symbol shall be expressed as............................  'SS'